Exhibit 10.1

终止协议

Termination Agreement

本《终止协议》（下称“本协议”）由以下双方于2025年4月3日在中华人民共和国（下称“中国”）厦门签署：

This Termination Agreement (the “Agreement”) is made and entered into as of April 3, 2025, by and between:

Party A: Heliheng Culture Co (“this Agreement”) is made and entered into by and between the following Parties on April 3, 2025 in Xiamen, the People’s Republic of China (“China” or “PRC”):

甲方：合利恒文化有限公司

Party A: Heliheng Culture Co., Ltd.

地址：中国（福建）自由贸易试验区厦门片区象屿路93号厦门国际航运中心C栋4层431单元B之五

Address: Room 5, 431B, Building C, Xiamen International Shipping Center, No.93 Xiangyu Road, China (Fujian) Pilot Free Trade Zone, Xiamen

乙方：厦门普普文化股份有限公司

Party B: Xiamen Pop Culture Co., Ltd.

地址: 厦门市湖里区穆厝路5号836单元

Address: Unit 836, No.5 Mucuo Road, Huli District, Xiamen

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：

Whereas,

双方于2021年2月19日签署了《独家服务协议》（以下简称“原协议”）。双方经友好协商，同意解除原协议。双方同意如下：

Party A and Party B entered into the “Exclusive Services Agreement” (hereinafter referred to as the “Original Agreement”) on February 19, 2021.

1.	终止原协议： 自本协议签署之日起，原协议即告终止，双方不再承担原协议项下的任何权利和义务。

Termination of the Original Agreement: The Original Agreement shall be terminated as of the date of this Agreement, and both Parties shall no longer bear any rights and obligations under the Original Agreement.

2.	服务费用结算：甲乙双方一致确认，原协议项下的服务费用已经全部完成结算。

Service Fees Settlement: The Parties hereto agree that the service fees under the Original Agreement have been fully settled.

3.	保密条款：双方应继续遵守原协议项下的保密条款，直至保密信息成为公开信息或法律允许的披露。

Confidentiality: Both Parties shall continue to comply with the confidentiality provisions of the Original Agreement until the confidential information becomes public information or is allowed to be disclosed by law.

4.	争议解决：本协议的解释、效力及争议解决适用中华人民共和国法律，双方应友好协商解决争议，协商不成，任何一方可向厦门仲裁委员会申请仲裁。

Dispute Resolution: The interpretation, validity, and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China. Both Parties shall resolve disputes through friendly consultations, and if consultations fail, either Party may apply for arbitration to the Xiamen Arbitration Commission.

5.	本协议以中文和英文书就，一式贰份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。本协议自各方签署之日起生效。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail. This Agreement shall become effective upon the signatures of all Parties.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

有鉴于此，双方已自行或使得其各自授权代表于文首所载日期签署本《终止协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Termination Agreement as of the date first above written.

甲方：合利恒文化有限公司 （盖章）

Party A：Heliheng Culture Co., Ltd. (Seal)

签署：
By：
职位：	法定代表人
Title:	Legal Representative

乙方：	厦门普普文化股份有限公司（盖章）
Party B: Xiamen Pop Culture Co., Ltd. (Seal)

签署：
By：
职位：	法定代表人
Title:	Legal Representative

3